                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report - December 27, 2005
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
    (as depositor under a certain Pooling and Servicing Agreement dated as of
     December 31, 2004, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2005-1)
             (Exact Name of Registrant as specified in its charter)

        Delaware                   333-115371-03                52-2029487
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

          Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the December 27, 2005 Distribution Date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.


                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO

Dated: December 27, 2005

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                         Statement to Certificateholders

                                December 27, 2005

                             DISTRIBUTION IN DOLLARS

                             BEGINNING                                                                              ENDING
            ORIGINAL         PRINCIPAL                                                    REALIZED   DEFERRED      PRINCIPAL
 CLASS     FACE VALUE         BALANCE        PRINCIPAL       INTEREST         TOTAL        LOSSES    INTEREST       BALANCE
------   --------------   --------------   -------------   ------------   -------------   --------   --------   --------------
  AF1    136,000,000.00    67,181,857.55    8,960,043.58     257,397.42    9,217,441.00     0.00       0.00      58,221,813.97
  AF2     31,000,000.00    31,000,000.00            0.00     101,088.74      101,088.74     0.00       0.00      31,000,000.00
  AF3     41,000,000.00    41,000,000.00            0.00     141,486.23      141,486.23     0.00       0.00      41,000,000.00
  AF4     35,000,000.00    35,000,000.00            0.00     134,369.52      134,369.52     0.00       0.00      35,000,000.00
  AF5     10,060,000.00    10,060,000.00            0.00      43,843.27       43,843.27     0.00       0.00      10,060,000.00
  AF6     15,000,000.00    15,000,000.00            0.00      57,711.91       57,711.91     0.00       0.00      15,000,000.00
 AV1A    152,800,000.00   116,708,207.47    6,662,507.00     460,633.58    7,123,140.58     0.00       0.00     110,045,700.47
 AV1B     38,200,000.00    29,177,051.87    1,665,626.75     117,751.32    1,783,378.07     0.00       0.00      27,511,425.12
  AV2     45,000,000.00    29,609,806.89    1,123,241.14     117,392.70    1,240,633.84     0.00       0.00      28,486,565.75
  M1      44,060,000.00    44,060,000.00            0.00     189,415.03      189,415.03     0.00       0.00      44,060,000.00
  M2      34,380,000.00    34,380,000.00            0.00     157,739.77      157,739.77     0.00       0.00      34,380,000.00
  M3       9,690,000.00     9,690,000.00            0.00      45,250.12       45,250.12     0.00       0.00       9,690,000.00
  M4       9,060,000.00     9,060,000.00            0.00      43,025.24       43,025.24     0.00       0.00       9,060,000.00
  B1       6,250,000.00     6,250,000.00            0.00      31,555.34       31,555.34     0.00       0.00       6,250,000.00
  B2       5,000,000.00     5,000,000.00            0.00      27,440.13       27,440.13     0.00       0.00       5,000,000.00
  B3       6,250,000.00     6,250,000.00            0.00      34,300.15       34,300.15     0.00       0.00       6,250,000.00
  B4       6,250,000.00     6,250,000.00            0.00      34,300.15       34,300.15     0.00       0.00       6,250,000.00
  R1               0.00             0.00            0.00           0.00            0.00     0.00       0.00               0.00
  R2               0.00             0.00            0.00           0.00            0.00     0.00       0.00               0.00
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------
TOTALS   625,000,000.00   495,676,923.78   18,411,418.47   1,994,700.62   20,406,119.09     0.00       0.00     477,265,505.31
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------
   X     489,836,905.25   507,470,795.64            0.00           0.00            0.00     0.00       0.00     489,847,870.60
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------

                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                  ENDING
 CLASS     CUSIP        PRINCIPAL      PRINCIPAL     INTEREST       TOTAL         PRINCIPAL
------   ---------   --------------   -----------   ----------   -----------   --------------
  AF1    73316PBH2     493.98424669   65.88267338   1.89262809   67.77530147     428.10157331
  AF2    73316PBJ8   1,000.00000000    0.00000000   3.26092710    3.26092710   1,000.00000000
  AF3    73316PBK5   1,000.00000000    0.00000000   3.45088366    3.45088366   1,000.00000000
  AF4    73316PBL3   1,000.00000000    0.00000000   3.83912914    3.83912914   1,000.00000000
  AF5    73316PBM1   1,000.00000000    0.00000000   4.35817793    4.35817793   1,000.00000000
  AF6    73316PBN9   1,000.00000000    0.00000000   3.84746067    3.84746067   1,000.00000000
 AV1A    73316PBP4     763.79716931   43.60279450   3.01461767   46.61741217     720.19437480
 AV1B    73316PBQ2     763.79716937   43.60279450   3.08249529   46.68528979     720.19437487
  AV2    73316PBR0     657.99570867   24.96091422   2.60872667   27.56964089     633.03479444
  M1     73316PBS8   1,000.00000000    0.00000000   4.29902474    4.29902474   1,000.00000000
  M2     73316PBT6   1,000.00000000    0.00000000   4.58812595    4.58812595   1,000.00000000
  M3     73316PBU3   1,000.00000000    0.00000000   4.66977503    4.66977503   1,000.00000000
  M4     73316PBV1   1,000.00000000    0.00000000   4.74892274    4.74892274   1,000.00000000
  B1     73316PBW9   1,000.00000000    0.00000000   5.04885440    5.04885440   1,000.00000000
  B2     73316PBX7   1,000.00000000    0.00000000   5.48802600    5.48802600   1,000.00000000
  B3     73316PBY5   1,000.00000000    0.00000000   5.48802400    5.48802400   1,000.00000000
  B4     73316PBZ2   1,000.00000000    0.00000000   5.48802400    5.48802400   1,000.00000000
                     --------------   -----------   ----------   -----------   --------------
TOTALS                 793.08307805   29.45826955   3.19152099   32.64979054     763.62480850
         ---------   --------------   -----------   ----------   -----------   --------------
  X         N/A      1,035.99951372    0.00000000   0.00000000    0.00000000   1,000.02238572
         ---------   --------------   -----------   ----------   -----------   --------------

                               PASS-THROUGH RATES

        CURRENT PASS-
CLASS     THRU RATE
-----   -------------
  AF1     4.311250%
  AF2     3.914000%
  AF3     4.142000%
  AF4     4.608000%
  AF5     5.231000%
  AF6     4.618000%
 AV1A     4.441250%
 AV1B     4.541250%
  AV2     4.461250%
  M1      5.160000%
  M2      5.507000%
  M3      5.605000%
  M4      5.700000%
  B1      5.681250%
  B2      6.175428%
  B3      6.175428%
  B4      6.175428%


          --------
  X       0.000000%
          --------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                         Statement to Certificateholders

                                December 27, 2005

--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Lauren M Grunley
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           4 New York Plaza, Floor: 6
                          New York, New York 100042413
                    Tel: (212) 623-4484 / Fax: (212) 623-5931

--------------------------------------------------------------------------------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                December 27, 2005

Sec. 4.03(a)(i)                      Funds Allocable to Certificate Principal

                                          Group I Scheduled Principal                                                    338,001.94
                                          Group I Curtailments                                                            29,305.47
                                          Group I Prepayments                                                          8,209,010.41
                                          Group I Repurchases                                                                  0.00
                                          Group I Liquidation Proceeds                                                         0.00

                                          Group II-A Scheduled Principal                                                 140,797.55
                                          Group II-A Curtailments                                                          4,080.34
                                          Group II-A Prepayments                                                       7,826,592.48
                                          Group II-A Repurchases                                                               0.00
                                          Group II-A Liquidation Proceeds                                                      0.00

                                          Group II-B Scheduled Principal                                                  29,322.27
                                          Group II-B Curtailments                                                            416.82
                                          Group II-B Prepayments                                                       1,045,397.76
                                          Group II-B Repurchases                                                               0.00
                                          Group II-B Liquidation Proceeds                                                      0.00

                                          Extra Principal Distribution Amount                                            788,493.43

Sec. 4.03 (a)(ii)                    Interest Distribution Amounts

                                          Interest Distribution - AF-1                                                   257,397.42
                                          Unpaid Interest - AF-1                                                               0.00
                                          Remaining Unpaid Interest - AF-1                                                     0.00

                                          Interest Distribution - AF-2                                                   101,088.74
                                          Unpaid Interest - AF-2                                                               0.00
                                          Remaining Unpaid Interest - AF-2                                                     0.00

                                          Interest Distribution - AF-3                                                   141,486.23
                                          Unpaid Interest - AF-3                                                               0.00
                                          Remaining Unpaid Interest - AF-3                                                     0.00

                                          Interest Distribution - AF-4                                                   134,369.52
                                          Unpaid Interest - AF-4                                                               0.00
                                          Remaining Unpaid Interest - AF-4                                                     0.00

                                          Interest Distribution - AF-5                                                    43,843.27
                                          Unpaid Interest - AF-5                                                               0.00
                                          Remaining Unpaid Interest - AF-5                                                     0.00

                                          Interest Distribution - AF-6                                                    57,711.91
                                          Unpaid Interest - AF-6                                                               0.00
                                          Remaining Unpaid Interest - AF-6                                                     0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                December 27, 2005

                                          Interest Distribution - AV-1A                                                  460,633.58
                                          Unpaid Interest - AV-1A                                                              0.00
                                          Remaining Unpaid Interest - AV-1A                                                    0.00

                                          Interest Distribution - AV-1B                                                  117,751.32
                                          Unpaid Interest - AV-1B                                                              0.00
                                          Remaining Unpaid Interest - AV-1B                                                    0.00

                                          Interest Distribution - AV-2                                                   117,392.70
                                          Unpaid Interest - AV-2                                                               0.00
                                          Remaining Unpaid Interest - AV-2                                                     0.00

                                          Interest Distribution - M-1                                                    189,415.03
                                          Unpaid Interest - M-1                                                                0.00
                                          Remaining Unpaid Interest - M-1                                                      0.00

                                          Interest Distribution - M-2                                                    157,739.77
                                          Unpaid Interest - M-2                                                                0.00
                                          Remaining Unpaid Interest - M-2                                                      0.00

                                          Interest Distribution - M-3                                                     45,250.12
                                          Unpaid Interest - M-3                                                                0.00
                                          Remaining Unpaid Interest - M-3                                                      0.00

                                          Interest Distribution - M-4                                                     43,025.24
                                          Unpaid Interest - M-4                                                                0.00
                                          Remaining Unpaid Interest - M-4                                                      0.00

                                          Interest Distribution - B-1                                                     31,555.34
                                          Unpaid Interest - B-1                                                                0.00
                                          Remaining Unpaid Interest - B-1                                                      0.00

                                          Interest Distribution - B-2                                                     27,440.13
                                          Unpaid Interest - B-2                                                                0.00
                                          Remaining Unpaid Interest - B-2                                                      0.00

                                          Interest Distribution - B-3                                                     34,300.15
                                          Unpaid Interest - B-3                                                                0.00
                                          Remaining Unpaid Interest - B-3                                                      0.00

                                          Interest Distribution - B-4                                                     34,300.15
                                          Unpaid Interest - B-4                                                                0.00
                                          Remaining Unpaid Interest - B-4                                                      0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                December 27, 2005

                                     Interest Reductions

                                          Net Prepayment Interest Shortfalls                                                   0.00
                                          Relief Act Reductions                                                              452.49

                                          Class AF-1 Interest Reduction                                                       58.39
                                          Class AF-2 Interest Reduction                                                       22.93
                                          Class AF-3 Interest Reduction                                                       32.10
                                          Class AF-5 Interest Reduction                                                        9.95
                                          Class AF-4 Interest Reduction                                                       30.48
                                          Class AF-6 Interest Reduction                                                       13.09
                                          Class AV-1A Interest Reduction                                                     104.49
                                          Class AV-1B Interest Reduction                                                      26.71
                                          Class AV-2 Interest Reduction                                                       26.63
                                          Class M-1 Interest Reduction                                                        42.97
                                          Class M-2 Interest Reduction                                                        35.78
                                          Class M-3 Interest Reduction                                                        10.26
                                          Class M-4 Interest Reduction                                                         9.76
                                          Class B-1 Interest Reduction                                                         7.16
                                          Class B-2 Interest Reduction                                                         6.22
                                          Class B-3 Interest Reduction                                                         7.78
                                          Class B-4 Interest Reduction                                                         7.78

Sec. 4.03(a)(iii)                    Available Funds Shortfall

                                          Class AF-1 Available Funds Shortfall                                                 0.00
                                          Class AF-2 Available Funds Shortfall                                                 0.00
                                          Class AF-3 Available Funds Shortfall                                                 0.00
                                          Class AF-4 Available Funds Shortfall                                                 0.00
                                          Class AF-5 Available Funds Shortfall                                                 0.00
                                          Class AF-6 Available Funds Shortfall                                                 0.00
                                          Class AV-1A Available Funds Shortfall                                                0.00
                                          Class AV-1B Available Funds Shortfall                                                0.00
                                          Class AV-2 Available Funds Shortfall                                                 0.00
                                          Class M-1 Available Funds Shortfall                                                  0.00
                                          Class M-2 Available Funds Shortfall                                                  0.00
                                          Class M-3 Available Funds Shortfall                                                  0.00
                                          Class M-4 Available Funds Shortfall                                                  0.00
                                          Class B-1 Available Funds Shortfall                                                  0.00
                                          Class B-2 Available Funds Shortfall                                                  0.00
                                          Class B-3 Available Funds Shortfall                                                  0.00
                                          Class B-4 Available Funds Shortfall                                                  0.00

Sec. 4.03(a)(v)                      Pool Principal Balances

                                          Group I Beginning Pool Balance                                             325,643,947.52
                                          Group I Ending Pool Balance                                                317,067,629.70
                                          Group II-A Beginning Pool Balance                                          150,405,863.62

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                December 27, 2005

                                          Group II-A Ending Pool Balance                                             142,434,393.25
                                          Group II-B Beginning Pool Balance                                           31,420,984.50
                                          Group II-B Ending Pool Balance                                              30,345,847.65
                                          Total Beginning Pool Balance                                               507,470,795.64
                                          Total Ending Pool Balance                                                  489,847,870.60

Sec. 4.03(a)(vi)                     Servicing Fee

                                          Group I Servicing Fee                                                          135,684.98
                                          Group II-A Servicing Fee                                                        62,669.11
                                          Group II-B Servicing Fee                                                        13,092.08

Sec. 4.03(a)(viii)                   Delinquency Advances

                                          Group I Delinquency Advances Included in Current Distribution                        0.00
                                          Group I Recouped Advances Included in Current Distribution                           0.00
                                          Group I Recouped Advances From Liquidations                                          0.00
                                          Group I Aggregate Amount of Advances Outstanding                                     0.00

                                          Group II-A Delinquency Advances Included in Current Distribution                     0.00
                                          Group II-A Recouped Advances Included in Current Distribution                        0.00
                                          Group II-A Recouped Advances From Liquidations                                       0.00
                                          Group II-A Aggregate Amount of Advances Outstanding                                  0.00

                                          Group II-B Delinquency Advances Included in Current Distribution                     0.00
                                          Group II-B Recouped Advances Included in Current Distribution                    8,386.43
                                          Group II-B Recouped Advances From Liquidations                                       0.00
                                          Group II-B Aggregate Amount of Advances Outstanding                            136,431.29

Section 4.03(a)(ix) A                Group I,Group II-A, and Group II-B Loans Delinquent

                                                     Delinquency by Group
                                                            Group 1

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days     223      29,713,888.91        9.37%
                                     31-60 days      27       3,032,700.13        0.96%
                                     61-90 days      14       1,417,260.06        0.45%
                                       91+days        8       1,127,003.78        0.36%
                                                    ---      -------------       -----
                                        Total       272      35,290,852.88       11.13%
                                                    ---      -------------       -----

                                                     Delinquency by Group
                                                            Group 2

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days     101      14,182,559.14        9.96%

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                December 27, 2005

                                                     Delinquency by Group
                                                            Group 2

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                     31-60 days      19       2,509,223.28        1.76%
                                     61-90 days      11       1,843,242.92        1.29%
                                       91+days        7         933,678.37        0.66%
                                                    ---      -------------       -----
                                        Total       138      19,468,703.71       13.67%
                                                    ---      -------------       -----

                                                     Delinquency by Group
                                                            Group 3

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days      9        2,988,516.33        9.85%
                                     31-60 days      6        1,164,184.48        3.84%
                                     61-90 days      2          521,280.04        1.72%
                                       91+days       1           30,982.41        0.10%
                                                    --        ------------       -----
                                        Total       18        4,704,963.26       15.50%
                                                    --        ------------       -----

Sec. 4.03 (a)(ix) B                  Group I, Group II-A, and Group II-B Loans in Foreclosure

                                                     Foreclosure by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         15         1,826,762.56        0.58%
                                        2         15         1,721,088.27        1.21%
                                        3          4         1,556,099.50        5.13%

Sec. 4.03(a)(x), (xi)                Group I, Group II-A, and Group II-B Loans in REO

                                                         REO by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         3           341,944.46         0.11%
                                        2         1            57,048.65         0.04%
                                        3         0                 0.00         0.00%

                                          Market Value of Group I REO Loans                                              353,000.00
                                          Market Value of Group II-A REO Loans                                            69,900.00
                                          Market Value of Group II-B REO Loans                                                 0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                December 27, 2005

Sec. 4.03(a)(xii)                    Aggregate Stated Principal Balance of the Three Largest Loans

                                          Group I Three Largest Loans                                                  2,168,456.66
                                          Group II-A Three Largest Loans                                               1,150,845.71
                                          Group II-B Three Largest Loans                                               1,863,135.86

Sec. 4.03(a)(xiii)                   Net WAC Cap Carryover

                                          Class AF-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00

                                          Class AV-1A Net WAC Cap Carryover Amounts Due                                        0.00
                                          Class AV-1A Net WAC Cap Carryover Amounts Paid                                       0.00
                                          Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                          Class AV-1B Net WAC Cap Carryover Amounts Due                                        0.00
                                          Class AV-1B Net WAC Cap Carryover Amounts Paid                                       0.00
                                          Class AV-1B Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-2 Net WAC Cap Carryover Amounts Due                                         25.87
                                          Class B-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                               25.87
                                          Class B-3 Net WAC Cap Carryover Amounts Due                                     15,554.38
                                          Class B-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-3 Net WAC Cap Carryover Remaining Amounts Due                           15,554.38
                                          Class B-4 Net WAC Cap Carryover Amounts Due                                     20,376.77
                                          Class B-4 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-4 Net WAC Cap Carryover Remaining Amounts Due                           20,376.77

Sec. 4.03(a)(xiv)                    Aggregate Principal Balance of Balloon Loans
                                     with Original Terms <= 36 Months and 60+ Contractually Past Due

                                          Group I Aggregate Principal Balance of Balloon Loans                                 0.00
                                          Group II-A Aggregate Principal Balance of Balloon Loans                              0.00
                                          Group II-B Aggregate Principal Balance of Balloon Loans                              0.00

Sec. 4.03 (a)(xv), (xxii)            Realized Losses

                                          Group I Current Period Realized Losses                                               0.00
                                          Group I Cumulative Realized Losses                                                   0.00
                                          Group II-A Current Period Realized Losses                                            0.00
                                          Group II-A Cumulative Realized Losses                                                0.00
                                          Group II-B Current Period Realized Losses                                            0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                December 27, 2005

                                     Group II-B Cumulative Realized Losses                                                     0.00

Sec. 4.03 (a)(xvi)                   Reserve Fund

                                          Beginning Balance of Reserve Fund                                                    0.00
                                          Funds Withdrawn From Reserve Fund For Distribution                                   0.00
                                          Funds Deposited to Reserve Fund                                                      0.00
                                          Ending Balance of Reserve Fund                                                       0.00
                                          Yield Maintenance Payment for Class AV1A                                             0.00
                                          Yield Maintenance Payment for Class AV1B                                             0.00
                                          Yield Maintenance Payment for Class AV2                                              0.00

Sec. 4.03 (a)(xvii)                  Number of Loans Repurchased

                                          Group I Number of Loans Repurchased                                                  0.00
                                          Group II-A Number of Loans Repurchased                                               0.00
                                          Group II-B Number of Loans Repurchased                                               0.00

Sec. 4.03 (a)(xviii)                 Weighted Average Mortgage Rate of Outstanding Loans (as of
                                     first day of related Due Period)

                                          Group I Weighted Average Mortgage Rate                                               7.27%
                                          Group II-A Weighted Average Mortgage Rate                                            6.80%
                                          Group II-B Weighted Average Mortgage Rate                                            6.81%

Sec. 4.03 (a)(xix)                   Weighted Average Remaining Term of Outstanding Loans

                                          Group I Weighted Average Remaining Term                                               327
                                          Group II-A Weighted Average Remaining Term                                            348
                                          Group II-B Weighted Average Remaining Term                                            348

Sec. 4.03 (a)(xxi), (xxii), (xxiii)  Overcollateralization Amounts

                                          Overcollateralization Amount                                                12,582,365.29
                                          Overcollateralization Target Amount                                         13,225,596.44
                                          Overcollateralization Release Amount                                                 0.00
                                          Overcollateralization Deficiency Amount                                        643,231.15

Sec. 4.03 (a)(xxiv)                  Trigger Events

                                          Has a Trigger Event Occurred and is continuing?                                        NO
                                          Cumulative Realized Losses as a percentage of the Original                           0.00%
                                          Pool Balance
                                          Senior Enhancement Percentage                                                       27.10%
                                          Senior Specified Enhancement Percentage                                             44.10%

Sec. 4.03 (a)(xxv)                   60+ Day Delinquent Loans

                                          60+ Day Delinquent Loans as a percentage of the current Pool Balance                 2.32%

Sec. 4.03 (a)(xxvi)                  Amount of Funds Collected by Trustee under Yield Maintenance Agreement                    0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                December 27, 2005

                                    Pre-Funded Amount                                                                          0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.